Exhibit 21

Subsidiaries of Registrant

DPF Entity Name	State of Formation
American Financial Exchange L.L.C.	New Jersey
Bala Pointe GP, LLC	Delaware
Bala Pointe Owner LP	Delaware
Centerton Square LLC	Delaware
DCTRT Bala Pointe GP LLC	Delaware
DCTRT Bala Pointe LP	Delaware
DCTRT Lease Management LLC	Delaware
DCTRT Leasing Corp. (TRS)	Delaware
DCTRT Real Estate Holdco LLC	Delaware
DCTRT Securities Holdco LLC	Delaware
DCTRT Springing Member Inc.	Delaware
DCX Flying Cloud Drive DST	Delaware
Div Cap Amerimar Bala Pointe 1 General Partnership	Delaware
Dividend Capital Diversified Property Fund Inc.	Maryland
Dividend Capital DST Flying Cloud Drive Property Management LLC	Colorado
Dividend Capital Total Realty Operating Partnership LP	Delaware
Dividend Jay, LLC	Delaware
DPF 1031 Parent LLC	Delaware
DPF 1600 Woodbury Avenue LLC	Delaware
DPF 1618 Woodbury Avenue LLC	Delaware
DPF 655 Montgomery GP LLC	Delaware
DPF 655 Montgomery Holdings General Partnership	Delaware
DPF 655 Montgomery LP	Delaware
DPF Acquisitions LLC	Delaware
DPF Brockton Westgate Plaza II LLC	Delaware
DPF Cherry Creek LLC	Delaware
DPF CityView GP LLC	Delaware
DPF CityView LP	Delaware
DPF DeGuigne JV Owner II LLC	Delaware
DPF DeGuigne Owner LLC	Delaware
DPF DeGuigne Partners	Delaware
DPF Jay JV Owner II LLC	Delaware

DPF Entity Name	State of Formation
DPF Jay Owner LLC	Delaware
DPF Jay Partners	Delaware
DPF LOC Lender LLC	Delaware
DPF Mashpee LLC	Delaware
DPF Mashpee Manager LLC	Delaware
DPF Narragansett LLC	Delaware
DPF Property Management LLC	Delaware
DPF Rialto GP LLC	Delaware
DPF Rialto LP	Delaware
DPF Services LLC	Delaware
DPF Shenandoah Square LLC	Delaware
DPF Shiloh JV Owner II LLC	Delaware
DPF Shiloh Owner LLC	Delaware
DPF Shiloh Partners	Delaware
DPF TRS Holdings I LLC	Delaware
DPF Venture Corporate Center Lease Management LLC	Delaware
DPF Venture Corporate Center LLC	Delaware
DPF Weymouth III LLC	Delaware
iStar CTL Sunset Hills—Reston LLC	Delaware
Mibarev Development I, LLC	Georgia
Plaza X Leasing Associates L.L.C	New Jersey
Plaza X Realty L.L.C.	New Jersey
Plaza X Urban Renewal Associates L.L.C.	New Jersey
Southcape Village, LLC	Massachusetts
TRT 1100 Campus Road LLC	Delaware
TRT 1300 Connecticut Avenue GP LLC	Delaware
TRT 1300 Connecticut Avenue Limited Partnership	Delaware
TRT 1300 Connecticut Avenue LP Partner LLC	Delaware
TRT 1300 Connecticut Avenue Owner LLC	Delaware
TRT 1303 Joyce Blvd LLC	Delaware
TRT 1345 Philomena Street GP LLC	Delaware
TRT 1345 Philomena Street Limited Partnership	Delaware
TRT 1345 Philomena Street LP LLC	Delaware
TRT 1345 Philomena Street Owner LLC	Delaware
TRT 270 Center Holdings LLC	Delaware
TRT 270 Center Owner LLC	Delaware

DPF Entity Name	State of Formation
TRT Abington LLC	Delaware
TRT Alliance Diehl LLC	Delaware
TRT Alliance JV I Diehl LLC	Delaware
TRT Alliance JV I GP	Delaware
TRT Alliance JV II GP	Delaware
TRT Alliance JV II Skokie LLC	Delaware
TRT Alliance Skokie LLC	Delaware
TRT Beaver Creek LLC	Delaware
TRT Braintree II LLC	Delaware
TRT Brockton Eastway Plaza LLC	Delaware
TRT Brockton Westgate Plaza LLC	Delaware
TRT Cohasset LLC	Delaware
TRT Eastern Retail Holdings I LLC	Delaware
TRT Eastern Retail Holdings I Owner LLC	Delaware
TRT Flying Cloud Drive LLC	Delaware
TRT Hanover LLC	Delaware
TRT Harborside LLC	Delaware
TRT Harwich LLC	Delaware
TRT HEB Marketplace GP LLC	Delaware
TRT HEB Marketplace LP	Delaware
TRT Holbrook LLC	Delaware
TRT Hyannis LLC	Delaware
TRT Industrial Fund III LLC	Delaware
TRT Lending LLC	Delaware
TRT Manomet LLC	Delaware
TRT Mansfield LLC	Delaware
TRT Master Retail Holdco LLC	Delaware
TRT Meriden LLC	Delaware
TRT New Bedford LLC	Delaware
TRT New England Retail Floating Rate Holdco LLC	Delaware
TRT NOIP Colshire-McLean GP LLC	Delaware
TRT NOIP Colshire-McLean LLC	Delaware
TRT NOIP Colshire-McLean LP	Delaware
TRT NOIP Columbia—Campbellsville LLC	Delaware
TRT NOIP Dublin GP LLC	Delaware
TRT NOIP Dublin LP	Delaware

DPF Entity Name	State of Formation
TRT NOIP Fixed CA Holdco LLC	Delaware
TRT NOIP Fixed Mezz Holdco LLC	Delaware
TRT NOIP Fixed Real Estate Holdco LLC	Delaware
TRT NOIP Floating CA LP Holdco LLC	Delaware
TRT NOIP Floating Mezz Holdco LLC	Delaware
TRT NOIP Floating Real Estate Holdco LLC	Delaware
TRT NOIP Inverness—Englewood II LLC	Delaware
TRT NOIP Sunset Hills—Reston LLC	Delaware
TRT Norwell LLC	Delaware
TRT Orleans LLC	Delaware
TRT Preston Sherry LLC	Delaware
TRT Rockland 201 Market LLC	Delaware
TRT Rockland 360-372 Market LLC	Delaware
TRT Sandwich LLC	Delaware
TRT Saugus LLC	Delaware
TRT Shackleford West Boulevard LLC	Delaware
TRT Shiloh LLC	Delaware
TRT Springdale LLC	Delaware
TRT Wareham LLC	Delaware
TRT Whitman 475 Bedford LLC	Delaware
TRT-Westcore De Guigne Owner LLC	Delaware